SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: October 19, 2006

Nano-Jet Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-103986	98-0384073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15321 Main Street NE

Suite 102

PO Box 5000 PMB

Duvall, WA 98019

(Address of principal executive offices)

Registrant's telephone number, including area code: (425) 788-9823

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 19, 2006, the Company amended its Articles of Incorporation to reflect a change in the Company's name. Article 1 of the Articles of Incorporation shall read as follows:

"1 Name of Corporation - Nano-Jet Corp."

The Amendment to the Articles of Incorporation became effective upon filing with the Nevada Secretary of State's office. A copy of the filed Articles of Incorporation is included as an exhibit hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1 - Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO-JET CORP.

October 19, 2006                    /s/ Lyle Durham

Date                                         Lyle Durham, President